UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 12, 2008

                          ARC Wireless Solutions, Inc.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                  000-18122                   87-0454148
              ----                  ---------                   ----------
(State or other jurisdiction       (Commission                 (IRS Employer
        of Incorporation)          File Number)           Identification Number)

                             10601 West 48th Avenue
                             ----------------------
                        Wheat Ridge, Colorado 80033-2285

                    (Address of principal executive offices)

                                  303-421-4063
                                  ------------
                         (Registrant's Telephone Number)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.01         Changes in Control of Registrant

(a) On November 12, 2008, ARC Wireless Solutions, Inc. (the "Company") elected Marco Vega and Viktor Nemeth to serve as two of the current three members on the Company's Board of Directors (the "Board") with Jason Young. The Company elected Jason Young to serve as Chairman of the Board. Mr. Vega is currently an employee of Carret Asset Management, LLC, an entity which is under common control with the Brean Murray Carret Group, Inc. ("Brean"), an entity that, together with Mr. Hassan Nemazee ("Nemazee"), beneficially owns 849,369, or 27.48%, of the Company's common stock. Mr. Young, who shares voting and investment power over Brean's and Nemazee's shares of the Company's common stock, is an employee of Quadrant Management, Inc. ("Quadrant"), which is also under common control with Brean.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 12, 2008 the Company received notice from each of Sigmund Balaban, Donald Huebner and Robert Wade that each intended to resign from his position as a member of the Company's Board and from his position as a member of the Board's Audit Committee and the Board's Compensation Committee, effective November 12, 2008. Messrs. Balaban, Huebner and Wade informed the Company that each of their resignations as a Director of the Company and as a member of the Board's Audit Committee and the Board's Compensation Committee was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         On November 12, 2008, Randall Marx, the Company's Chairman, Chief Executive Officer and Secretary, resigned from his position as a Director and Chairman of the Board, effective November 12, 2008. On November 18, 2008, Mr. Marx resigned from his positions as Chief Executive Officer and Secretary of the Company, effective immediately. Mr. Marx informed the Company that his resignation from his positions as Director and Chairman of the Board, Chief Executive Officer and Secretary of the Company was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

            In connection with Mr. Marx's resignation, on November 18, 2008, the Company and Mr. Marx reached an agreement for compensation of Mr. Marx that would replace the compensation and other benefits to which Mr. Marx could be entitled under his January 31, 2008 employment agreement with the Company. Pursuant to this new agreement, Mr. Marx will be compensated $327,500 through December 31, 2009 as payment in full for his salary and accrued vacation, and he will receive health benefits from the Company through December 31, 2009. Under the terms of this agreement, Mr. Marx is not entitled to receive any other compensation or benefits to which he otherwise would have been entitled under his January 31, 2008 employment agreement. Mr. Marx also agreed to provide telephonic consulting services to the Company.

(c) On November 18, 2008 the Company elected Chairman of the Board Jason Young to serve as the Company's interim Chief Executive Officer. Mr. Young, who is 30 years old, has been a Managing Director at Quadrant Management, Inc. since 2005, where he is responsible for making investments in US and emerging market

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companies, and where he frequently serves in active management- or director-level roles. He has been an Investment Committee Member of the Carret Global India Fund of Hedge Funds since 2005. In 2008 Mr. Young became a member of the Investment Committee of the Vanterra Advantage Fund. From 2000 to 2005, Mr. Young worked for Merrill Lynch in the Investment Banking Group and later in the Global Principal Investment Group. In 1999, he was an Analyst at Helicon Capital Management, a hedge fund and private equity investment firm. He holds a BA in International Economics from UCLA.

         Mr. Young acts as a representative of Brean, which beneficially owns 429,352, or 13.9% of the Company's common stock, and of Mr. Hassan Nemazee, who beneficially owns 419,837, or 13.6% of the Company's common stock, in connection with their investment in the Company. Mr. Young currently shares voting and investment power over the Company's common stock beneficially owned by Brean and Mr. Nemazee. The appointment of Messrs. Nemeth and Vega, and the resignation of two of the four previously incumbent directors were proposed by these shareholders.

         There is currently no plan, contract or arrangement between Mr. Young and the Company regarding his position as interim Chief Executive Officer.

(d) On November 12, 2008, the Company's Board elected Viktor Nemeth and Marco Vega to serve on the Board, and the Company appointed current Director Jason Young to serve as Chairman of the Board. Mr. Vega is currently an employee of Carret Asset Management, LLC, an entity which is under common control with the Brean Murray Carret Group, Inc. (See Item 5.01:"Changes in Control of Registrant" set forth above.

         Mr. Nemeth has been appointed to serve on the Audit Committee and on the Compensation Committee of the Board.

         There is currently no plan, contract or arrangement between the Company and either of Mr. Nemeth or Mr. Vega regarding his position as a Director.

ITEM 7.01   Regulation FD Disclosure.

On November 18, 2008 the Company issued a press release entitled "ARC Wireless Solutions, Inc. Announces Director and Officer Changes." A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by referenced in any filing.

ITEM 9.01         Exhibits

99.1 Press release dated November 18, 2008 titled "ARC Wireless Solutions, Inc. Announces Director and Officer Changes."



                                    * * * * *




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ARC WIRELESS SOLUTIONS, INC.

Date: November 18, 2008                     By:  /s/  Monty R. Lamirato
                                              -------------------------
                                                      Monty R. Lamirato
                                                     Chief Financial Officer



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                                  Exhibit Index
                                  -------------


99.1 Press release dated November 18, 2008 titled "ARC Wireless Solutions, Inc. Announces Director and Officer Changes."